UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015 (September 29, 2015)

_________________________________CLARCOR Inc.__________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN 37067
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code _____615-771-3100________________________________

________________________________________________________________________________________________
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2015, the Board of Directors of CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the “Company”) confirmed the appointment of Jacob Thomas as the President of the Company’s Engine/Mobile Group, replacing Sam Ferrise, a named executive officer of the Company. Mr. Ferrise has been appointed as the Company’s Senior Business Development Officer. On September 29, 2015, the Company issued a press release regarding the foregoing appointments, a copy of which is attached hereto.

Item 9.01 Financial Statements & Exhibits

Exhibit 99.1 - Press Release dated September 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By__/s/Richard M. Wolfson ______________________ ___
Richard M. Wolfson
Vice President - General Counsel and Corporate Secretary

Date: September 29, 2015